UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 4, 2004

Tapestry Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-243201	84-1187753
(State of incorporation)	(Commission File Number)	IRS Employer Identification No.)

4840 Pearl East Circle, Suite 300W Boulder, Colorado 80301
(Address of principal executive offices and Zip Code)

(303) 516-8500
(Registrant’s telephone number, including area code)

NaPro BioTherapeutics, Inc.

(Former name, if changed since last report)

Item 5.    Other Events.

On May 4, 2004, the Company changed its corporate name to Tapestry Pharmaceuticals, Inc. from NaPro BioTherapeutics, Inc.  Tapestry’s common stock will trade on the Nasdaq SmallCap Market under the symbol “TPPH” effective May 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPESTRY PHARMACEUTICALS, INC.

May 4, 2004	By:	/s/ Gordon Link
Gordon Link
Senior Vice President,
Chief Financial Officer
(Principal Financial Officer)